SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                    FORM 8-A
               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B0 OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              VANGUARD WORLD FUNDS
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


STATE OF DELAWARE                             SEE BELOW
-------------------------                     -----------------------------
(STATE OF INCORPORATION OF ORGANIZATION)      (IRS EMPLOYER IDENTIFICATION NO.)



C/O     VANGUARD WORLD FUNDS
        P.O. BOX 2600                           19482
        VALLEY FORGE, PA                        (ZIP CODE)
--------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


     Securities to be registered pursuant to Section 12(b) of the Act: See below

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effecitve pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

     Securities Act registration statement file number to which this form relates: 2-17620

     Securities to be registered pursuant to Section 12(g) of the Act: None

     Title of each class to be registered:

                                                        Exchange
    Vanguard Consumer Discretionary Index Fund      American Stock Exchange
    Vanguard Consumer Staples Index Fund            American Stock Exchange
    Vanguard Financials Index Fund                  American Stock Exchange
    Vanguard Health Care Index Fund                 American Stock Exchange
    Vanguard Information Technology Index Fund      American Stock Exchange
    Vanguard Materials Index Fund                   American Stock Exchange
    Vanguard Utilities Index Fund                   American Stock Exchange

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     Reference is made to the Registrant's Post-Effective Amendment Nos. 87 and 93 to the Registration Statement on Form N-1A (Securities Act file number 2-17620 and Investment Company Act file number 811-01027, respectively (collectively, the "Registrationm Statement")), which is incorporated herein by reference.

ITEM 2. EXHIBITS

1. Registrant's Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registration Statement.

2. Registrant's Amended and Restated By-Laws, incorporated herein by reference to Exhibit (b) to the Registration Statement.

3. Form of Global Certificate for the Registrant's Securities being registered hereunder attached hereto as Exhibit 3.

EXHIBIT 3. FORM OF GLOBAL CERTIFICATE


60608-1   1/27/2004
NUMBER
[001]
CAPITAL STOCK


             Vanguard Index Participation Equity Receipts ("VIPERs")

                   Vanguard Consumer Discretionary Index Fund
                                 A SERIES of the
                              VANGUARD WORLD FUNDS
                          (A Delaware Statutory Trust)

     THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of VIPER Shares issued by the Vanguard Consumer Discretionary Index Fund (the "Fund") shown from time to time on the records of the Vanguard World Funds, a Delaware statutory trust (the "Trust"), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the transfer agent of the Trust.

     The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of VIPER Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

     This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.
     IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                                  Dated:__________________

BROWN BROTHERS HARRIMAN & CO.                   VANGUARD WORLD FUNDS
          (the Transfer Agent)                      (the Trust)


By:                                            /s John J. Brennan
   ---------------------------------
         Authorized Signature               Chairman and Chief Executive Officer


Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NUMBER
[001]
CAPITAL STOCK


             Vanguard Index Participation Equity Receipts ("VIPERs")

                      Vanguard Consumer Staples Index Fund
                                 A SERIES of the
                              VANGUARD WORLD FUNDS
                          (A Delaware Statutory Trust)

     THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of VIPER Shares issued by the Vanguard Consumer Staples Index Fund (the "Fund") shown from time to time on the records of the Vanguard World Funds, a Delaware statutory trust (the "Trust"), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the transfer agent of the Trust.

     The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of VIPER Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

     This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                                  Dated:__________________

BROWN BROTHERS HARRIMAN & CO.                   VANGUARD WORLD FUNDS
          (the Transfer Agent)                      (the Trust)


By:                                            /s John J. Brennan
   ---------------------------------
         Authorized Signature               Chairman and Chief Executive Officer

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NUMBER
[001]
CAPITAL STOCK


             Vanguard Index Participation Equity Receipts ("VIPERs")

                         Vanguard Financials Index Fund
                                 A SERIES of the
                              VANGUARD WORLD FUNDS
                          (A Delaware Statutory Trust)

     THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of VIPER Shares issued by the Vanguard Financials Index Fund (the "Fund") shown from time to time on the records of the Vanguard World Funds, a Delaware statutory trust (the "Trust"), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the transfer agent of the Trust.

     The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of VIPER Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

     This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                                  Dated:__________________

BROWN BROTHERS HARRIMAN & CO.                   VANGUARD WORLD FUNDS
          (the Transfer Agent)                      (the Trust)


By:                                            /s John J. Brennan
   ---------------------------------
         Authorized Signature               Chairman and Chief Executive Officer

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NUMBER
[001]
CAPITAL STOCK

             Vanguard Index Participation Equity Receipts ("VIPERs")

                         Vanguard Health Care Index Fund
                                 A SERIES of the
                              VANGUARD WORLD FUNDS
                          (A Delaware Statutory Trust)

     THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of VIPER Shares issued by the Vanguard Health Care Index Fund (the "Fund") shown from time to time on the records of the Vanguard World Funds, a Delaware statutory trust (the "Trust"), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the transfer agent of the Trust.

     The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of VIPER Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

     This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                                  Dated:__________________

BROWN BROTHERS HARRIMAN & CO.                   VANGUARD WORLD FUNDS
          (the Transfer Agent)                      (the Trust)


By:                                            /s John J. Brennan
   ---------------------------------
         Authorized Signature               Chairman and Chief Executive Officer

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NUMBER
[001]
CAPITAL STOCK


             Vanguard Index Participation Equity Receipts ("VIPERs")

                   Vanguard Information Technology Index Fund
                                 A SERIES of the
                              VANGUARD WORLD FUNDS
                          (A Delaware Statutory Trust)

     THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of VIPER Shares issued by the Vanguard Information Technology Index Fund (the "Fund") shown from time to time on the records of the Vanguard World Funds, a Delaware statutory trust (the "Trust"), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the transfer agent of the Trust.

     The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of VIPER Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

     This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                                  Dated:__________________

BROWN BROTHERS HARRIMAN & CO.                   VANGUARD WORLD FUNDS
          (the Transfer Agent)                      (the Trust)


By:                                            /s John J. Brennan
   ---------------------------------
         Authorized Signature               Chairman and Chief Executive Officer

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NUMBER
[001]
CAPITAL STOCK


             Vanguard Index Participation Equity Receipts ("VIPERs")

                          Vanguard Materials Index Fund
                                 A SERIES of the
                              VANGUARD WORLD FUNDS
                          (A Delaware Statutory Trust)

     THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of VIPER Shares issued by the Vanguard Materials Index Fund (the "Fund") shown from time to time on the records of the Vanguard World Funds, a Delaware statutory trust (the "Trust"), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the transfer agent of the Trust.

     The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of VIPER Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

     This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                                  Dated:__________________

BROWN BROTHERS HARRIMAN & CO.                   VANGUARD WORLD FUNDS
          (the Transfer Agent)                      (the Trust)


By:                                            /s John J. Brennan
   ---------------------------------
         Authorized Signature               Chairman and Chief Executive Officer


Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

NUMBER
[001]
CAPITAL STOCK


             Vanguard Index Participation Equity Receipts ("VIPERs")

                          Vanguard Utilities Index Fund
                                 A SERIES of the
                              VANGUARD WORLD FUNDS
                          (A Delaware Statutory Trust)

     THIS CERTIFIES that CEDE & CO. is the holder of the current outstanding number of VIPER Shares issued by the Vanguard Utilities Index Fund (the "Fund") shown from time to time on the records of the Vanguard World Funds, a Delaware statutory trust (the "Trust"), as represented by this certificate of the Trust, transferable only on the books and records of the Trust by the holder hereof in person or by duly authorized attorney-in-fact upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the transfer agent of the Trust.

     The registered holder of this Certificate is entitled to all the rights, interest and privileges of a holder of VIPER Shares as provided by the Declaration of Trust, the by-laws of the Trust, and the Vanguard Funds Multiple Class Plan as from time to time amended, which are incorporated by reference herein.

     This Certificate is executed on behalf of the Trust and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

     IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officer.

Countersigned:                                  Dated:__________________

BROWN BROTHERS HARRIMAN & CO.                   VANGUARD WORLD FUNDS
          (the Transfer Agent)                      (the Trust)


By:                                            /s John J. Brennan
   ---------------------------------
         Authorized Signature               Chairman and Chief Executive Officer


Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trust or its transfer agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co., or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                        VANGUARD WORLD FUNDS


DATE: January 28, 2004                  BY:     R. Gregory Barton
                                           -------------------------------------
                                                (signature)

                                                R. GREGORY BARTON